Exhibit 99.2

                            MAXUS REALTY TRUST, INC.

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Maxus Realty Trust, Inc. (the "Trust") on Form 10-QSB for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John W. Alvey, Vice President, Chief Financial and Accounting Officer of the Trust, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust as of June 30, 2002 (the last date of the period covered by the Report).


/s/ John W. Alvey
-----------------
John W. Alvey
Vice President
Chief Financial & Accounting Officer
August 14, 2002